                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-81772), Form S-3 (No. 333-47399), Form S-3 (No. 333-80427), and Form S-3 (No. 333-44722) of
our report dated March 11, 2004 relating to the financial statements and financial statement schedule, appearing on page 54 of Post Properties, Inc.'s Form 10-K for the year ended December 31, 2003.


PricewaterhouseCoopers LLP
Atlanta, Georgia
March 11, 2004